UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: May 14, 2002
                        COMMISSION FILE NUMBER: 333-30914


                                 XTREME COMPANIES, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------            --------------------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                     Identification No.)

  8100 West Sahara Avenue, Suite 200
      Las Vegas, Nevada                                   89117
----------------------------------------            --------------------
(Address of principal executive offices)                (Zip Code)


                                XTREME WEBWORKS
         ----------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report.)



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Item 5. Other Events
--------------------

On April 29, 2002, Xtreme Webworks amended its Articles of Incorporation to reflect a change in the Company's name as approved by a majority of the Shareholders to better reflect its diversification plans. Xtreme Webworks' name has been changed to Xtreme Companies,Inc. In addition, on May 8, 2002, the NASD changed Xtreme's symbol for the Over-the-Counter Bulletin Board (OTC-BB) to XTRE to further reflect the change of the Company's name.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 XTREME COMPANIES
                                 ---------------
                               (Name of Registrant)



Date:  May 14, 2002                   By:  /s/ SHAUN HADLEY
                                          ----------------
                                               SHAUN HADLEY
                                               PRESIDENT






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